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                                 Exhibit 10(e)

         Second Amendment to The Scotts Company Retirement Savings Plan





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                               SECOND AMENDMENT TO

                               THE SCOTTS COMPANY

                             RETIREMENT SAVINGS PLAN


         WHEREAS, The Scotts Company (the "Company") sponsors The Scotts Company Retirement Savings Plan (the "Plan"); and

         WHEREAS, associates in the Scotts, Scotts-Miracle-Gro, Scotts-Sierra, Hyponex and Republic divisions of the Company are eligible to participate in the Plan; and

         WHEREAS, the Company wants to specify the dates as of which the associates of businesses which may be acquired by the Company become eligible for participation in the Plan;

         NOW, THEREFORE, effective as of July 1, 1998, the Plan shall be amended as follows:

1. The definition of "Employee" in Section of 1 of the Plan shall be amended to provide as follows:

                  "EMPLOYEE" means any person working with a product line, division or entity listed as eligible on Appendix D or in corporate management and administration. Notwithstanding the foregoing, the term "Employee" shall exclude any person: (a) working primarily with any product line, division or entity listed as ineligible, or not listed as eligible, on Appendix D; (b) who is a student intern; (c) whose terms and conditions of employment are determined by collective bargaining with a third party, with respect to whom inclusion in this Plan has not been provided for in the collective bargaining agreement setting forth those terms and conditions of employment; (d) who is a nonresident alien described in Section 410(b)(3)(C) of the Code; (e) who is a Leased Employee; (f) who provides services to the Employer as a consultant pursuant to the terms of a written agreement between the Employer and such individual; (g) who is employed by an entity other than the Employer who, pursuant to a written agreement between such employing entity and the Employer, provides services to the Employer; or (h) who provides services to the Employer and is treated, for all employment purposes, as an independent contractor by the Employer. To the extent that any regulatory authority, including, but not limited to, the Internal Revenue Service, determines that any individual described in (e) through (h) of the preceding sentence is a common law employee of the Employer, such individual shall nevertheless be excluded from the definition of the term "Employee" under this Plan.


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2.       The following sentence shall be added to the definitions of "Year of
Eligibility Service" and "Year of Vesting Service" in Section 1 of the Plan:

         For a person working with a product line, division or entity listed on Appendix D, no service shall be credited for periods prior to the date the product line, division or entity was acquired by the Employer, except that: (a) if the acquired product line, division or entity sponsored a qualified plan which is merged into this Plan, service under such plan shall be credited under this Plan; and (b) service prior to the acquisition date shall be recognized to the extent specified on Appendix D.

3.       Appendix D shall be added to the Plan as attached to this Amendment.

         IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of the 15th day of July , 1998.


                                          THE SCOTTS COMPANY



                                          By: /s/ Rosemary Smith
                                             ---------------------------------
                                              Rosemary Smith,
                                              Vice President - Human Resources





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                                   APPENDIX D

              ELIGIBILITY OF PRODUCT LINES, DIVISIONS AND ENTITIES


                                      (a)              (b)               (c)                         (d)
ELIGIBLE PRODUCT LINES,               INCLUSION        PLAN              SERVICE CREDIT PRIOR        DATE
DIVISIONS AND ENTITIES                DATE 1           MERGER            TO DATE ACQUIRED 2          ACQUIRED 3
----------------------                ------           ------            ------------------          ----------
Scotts                                11/30/43         NA                NA

Scotts-Miracle-Gro                    12/31/95         Yes               Yes

Scotts-Sierra                         12/31/97         Yes               Yes

Hyponex                               12/31/97         Yes               Yes

Republic                              12/31/97         No                Yes

Agrevo                                5/1/98           Yes               Yes

Earthgro                              7/1/98           Yes               Yes

Sanford Scientific, Inc.              8/1/98           No                Yes


INELIGIBLE PRODUCT LINES,
DIVISIONS AND ENTITIES 4

Emerald Green (a/k/a Scotts Lawn Service)

Fairfield (a/k/a Sierra Sun Pool Resins)

Any other product line, division or entity not specifically listed as eligible


-------------------

1    The inclusion date is the date as of which persons working with the listed product line, division or entity become "Employees" as defined in Section 1 of the Plan.


2    If (b) Plan Merger is Yes, then (c) Service Credit Prior to Date Acquired must be Yes.


3    (d) Date Acquired is needed only if (c) Service Credit Prior to Date
Acquired is No.


4    Notwithstanding anything in the Plan to the contrary, persons working with a product line, division or entity listed as ineligible shall not be "Employees" as defined in Section 1 of the Plan.